FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)    November 12, 1996



                        Trans Ocean Container Corporation
                    (Exact Name of Registrant as Specified in Charter)



             Delaware               33-74198              94-155379
         (State or Other Jurisdiction (Commission       (IRS Employer
          of Incorporation)       File Number)       Identification No.)



             851 Traeger Avenue, San Bruno, CA              94066
         (Address of Principal Executive Offices)        (Zip Code)



         Registrant's telephone number, including area code  (415) 871-6600




               (Former Name or Former Address, if Changed Since Last Report)







         Item 5.   Other Events.

              On November 12, 1996, Transamerica Finance Corporation, an affiliate of Trans Ocean Container Corporation (the "Regis-trant") and an indirect wholly-owned subsidiary of the indirect parent corporation of the Registrant, executed and delivered to the trustee (the "Trustee") under the indenture (the "Inden-ture") governing the Registrant's 12-1/4% Senior Subordinated Notes due 2004 (the "Notes") an unconditional guarantee of the due and punctual payment of the principal of and any premium and interest on the Notes. Following execution of such guaran-tee, Moody's Investors Service and Standard & Poor's upgraded their ratings of the Notes to A2 and A+, respectively.

              On November 14, 1996, the Registrant began a solicitation (the "Solicitation") of consents (the "Consents") from holders as of the close of business on November 12, 1996 of the Notes to effect certain amendments to the Indenture to release the Registrant from its obligations under certain covenants con-tained in the Indenture. The Solicitation expired at 5:00 p.m., New York City time, on November 26, 1996 (the "Expiration Date"). Prior to the Expiration Date, a sufficient number of Consents were obtained to permit effectuation of certain of the amendments for which Consents were sought, including the amendment which has the effect of releasing the Registrant from its obligations to file with the Securities and Exchange Com-mission (the "Commission") and the Trustee and to distribute to holders of the Notes reports required to be filed with the Com-mission pursuant to Sections 13 and 15 of the Securities Ex-change Act of 1934, as amended (the "Exchange Act"), whether or not the Registrant has a class of securities registered under the Exchange Act. On November 14, 1996, the Registrant issued a press release relating to the Solicitation. A copy of the press release is attached as Exhibit 2 hereto and is incor-porated herein by reference.

              On November 25, 1996, the Registrant and the Trustee ex-ecuted a First Supplemental Indenture (the "First Supplemental Indenture") to the Indenture to effect the proposed amendments to the Indenture for which a sufficient number of Consents were obtained. A copy of the First Supplemental Indenture is attached as Exhibit 2 hereto and is incorporated herein by reference, and the description of and all references to the First Supplemental Indenture are qualified in their entirety by reference to such First Supplemental Indenture.







         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.

              1. Press Release of Trans Ocean Container Corporation, dated November 14, 1996.

              2. First Supplemental Indenture, dated as of November 25, 1996, by and between Trans Ocean Container Corpo-ration and Fleet Bank, National Association, as trustee.







                                    SIGNATURES


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRANS OCEAN CONTAINER
                                       CORPORATION



         Date:  December 9, 1996       By: /s/ Dennis J. Kenny
                                          Name: Dennis J. Kenny
                                          Title: Vice President and
                                                 General Counsel







                                  EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number
         -------            -----------                      -----------

           1. Press Release of Trans Ocean Corporation, dated November 14, 1996.

           2.     First Supplemental Indenture, dated as of
                  November 25, 1996, by and between Trans
                  Ocean Container Corporation and Fleet Bank,
                  National Association, as trustee.